Exhibit 99

Public Service Enterprise Group

California Investor Meetings

June 25-27, 2007

Forward-Looking Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995.  Although we believe that our expectations are based on information currently available and on reasonable
assumptions, we can give no assurance they will be achieved.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission (SEC),
and available on our website: http://www.pseg.com.    These documents
address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

PSEG’s family of businesses consist of valuable assets
in attractive markets…

Domestic Generation

Regulated Transmission &
Distribution

- Domestic / International
T&D and Generation

- Leveraged Leases

… providing strong returns and significant opportunity for growth.

The current business environment …

Convergence of market forces and policy
creates the need to address:

Critical infrastructure requirements

Environmental requirements

Capacity requirements in constrained markets

… creates investment opportunities for PSEG’s businesses.

Carbon Reduction – A common focus across multiple
levels of government, …

International directives

- More support globally since adoption of Kyoto Agreement in
  1997 for reduction in greenhouse gas

On the national level

Multiple carbon legislative proposals are currently under
consideration by Congress

Legislation probable by 2008

Regional Greenhouse Gas Initiative (RGGI)

A nine state collaborative calling for a 10% reduction in
carbon from 2000 – 2004 levels by 2019

In New Jersey, Governor Corzine has signed
Executive Order No. 54 and the Legislature has
introduced multi-sector carbon legislation with
aggressive reduction targets.

… an issue we support, and an opportunity for investment.

NJ Energy Master Plan …

Reduce projected energy use by 20% by 2020 and meet 20% of the State’s electricity needs with renewable energy sources by 2020

Goal 1: Secure, safe, and reasonably priced energy supplies and services

Goal 2: Maintain economic growth and development

Goal 3: Promote environmental protection and impact

Provides PSEG the opportunity to:

Meet environmental goals that we have long supported

Expand PSE&G through broader investment opportunities

Support growth in the State’s urban areas through investment in the “Smart
Growth Initiative” program

Expand Power through carbon-free generation

Shape the debate, find the solution and implement the plan

PSEG expects to implement several proposals during 2007 to support the
Energy Master Plan (EMP), consistent with PSEG’s business interests

… an Intersection of Energy – the Environment – PSEG.

PSE&G – A consistent industry operations leader …

Continued top quartile/top decile performance

National ReliabilityOne Award winner – two years running

American Customer Satisfaction Index (ACSI) Customer
Satisfaction Survey

Regulatory agreements provide opportunity to earn
reasonable returns over 2007-2009

Energy Master Plan initiatives fuel long-term growth

New customer information system investment (2007 - 2009)

Advanced Metering technology investment (2008 - 2012)

Renewables and energy efficiency enhanced by utility
participation (2008 – 2020)

… providing stability and multiple platforms for growth.

PSEG Power – Solidly positioned in attractive markets …

Nuclear and fossil fleet operating at historically high
levels with opportunity for improvement

Near-term growth fueled by strong markets and roll-off
of below market contracts

Long-term growth influenced by

Tightening reserve margins

Expansion capability at existing sites

Carbon advantaged portfolio

Debate on energy policy will influence investment

Environmental compliance driving current investment

Meeting EMP objectives may require a look at new nuclear
investment

… to provide strong growth for PSEG.

PSEG Energy Holdings - Improving returns and reducing
risk …

Diverse asset base with improved stability

Distribution assets in stable Latin American economies

Gas-fired combined cycle generation in Texas

A source of capital

Asset sales have reduced risk and contributed to an improved balance sheet at PSEG

A source of growth

Texas generating assets benefit from location, low cost
structure and opportunity for expansion

… to create opportunities to redeploy capital.

PSEG – Meeting challenges …

Staffing progress / leadership team in place

Balance sheet continues to improve; positioned to participate in opportunities

Advocating integrated energy solutions as key to meeting
environmental challenges

Efficiency, renewables, advanced fossil, nuclear

Solar Initiative

50% of two-year goal

$100M investment

Support cap-and–trade mechanism to achieve greenhouse gas
emission restrictions

… successfully.

Right set of assets…

Large, diverse mix of low-cost, base-load, load-following generating assets

Reliable electric and gas distribution and transmission systems

Stable portfolio of investments in domestic generation, international distribution and leases

Right markets…

Generation assets operate in tightly constrained and growing markets

Nuclear and coal base-load capacity operate in markets where the price for power is set by gas

Transmission and distribution assets provide service in a modest growth market with reasonable regulation

At the right time…

Mid-Atlantic, New England and Texas recognizing the value of capacity in constrained areas

A move to control carbon benefits our nuclear-based fleet

Power has opportunity for brownfield development at existing sites

Values are improving for international assets

T&D set to benefit from implementing state’s energy plan

PSEG – Excellent position for today …

… ready for tomorrow.

($ 5)

($ 6)

Discontinued Operations, net of tax

$ 0.85

$ 1.32

EPS from Operating Earnings

$ 203

$ 329

Net Income

$ 208

$ 335

Income from Continuing Operations

($ 5)

-

Merger Costs

$ 213

$ 335

Operating Earnings

Q1 2006

Q1 2007

               $ millions (except EPS)

… at the top of expectations.

Attractive markets and solid operations producing EPS growth …

$    213

   (14)

     28

   121

$      78

2006

$   335

(18)

     3

219

$   131

  2007

Operating Earnings

Earnings per Share

(0.06)

(0.08)

Enterprise

$  0.85

$  1.32

Operating Earnings

0.12

  0.01

PSEG Energy Holdings

0.48

  0.87

PSEG Power

$  0.31

$   0.52

PSE&G

2006

2007

         YTD March 31, 2007
$ Millions (except EPS)

* 2006 excludes merger related costs of $1M at PSE&G, Losses from Discontinued Operations of $9M, or $0.04 per share at Power, Income from Discontinued Operations of $4M, or $0.02 per share at Energy Holdings and merger related costs of $4M, or $0.02 per share at Enterprise

** 2007 excludes Losses from Discontinued Operations of $6M, or $0.02 per share at Power

 **

*

Q1 Operating Earnings by Subsidiary

.85

.21

.39

(.11)

(.02)

1.32

0.00

0.25

0.50

0.75

1.00

1.25

1.50

Utility

Rate relief .09

Weather .06

Volume/ Demand .03

O&M/ Other .02

Transmission .01

EPS Reconciliation – Q1 2006 versus Q1 2007

        Q1 2007
operating
earnings**

        Q1 2006
operating
earnings*

Enterprise

Interest and
Donations (.02)

Power

Recontracting /
Strong
Operations .28

BGSS and Other
.11

Mark-to-Market
.04

Holdings

Other .01

Texas –
Mark-to-
Market (.06)

Texas –
Maintenance
(.04)

Lease Income
(.02)

* Excludes $0.02 of merger related costs and $0.02 Loss from Discontinued Operations
** Excludes $0.02 Loss from Discontinued Operations

O&M (.02)

Depreciation/
Interest/NDT
(.02)

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

2006

Operating

Earnings

2007

Guidance

2008

Guidance

$4.90 - $5.30

$5.60 - $6.10

$3.71

*Excludes Loss on Sale of RGE of $0.70 per share, merger costs of $0.03 per share and Loss from Discontinued Operations of $0.05 per share
**Percentage change in growth based on mid-point of guidance
***Raised 2007 guidance on March 26, 2007 from $4.60-$5.00 to $4.90-$5.30

*

***

Q1 2007
Operating
Earnings:
$1.32

Earnings Outlook – On growth trajectory

PSE&G
Review and Outlook

Positioned for growth in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

At or approaching top decile
performance in key operating measures

Reasonable rate case outcome

Valued partner on State policy

Constructive State policies with reasonable
prices to customers

Baseline capital growth of 4-5% in near-term
with State energy policy providing potential
for longer-term growth

Fair outcome on recent gas and electric cases will help
ensure …

Settlement agreement with BPU staff, Public Advocate, and other parties within weeks of merger failure

Gas Base Rate case provides for $79M of gas margin:
-  $40M increase in rates
-  $39M decrease in non-cash expenses

Electric Distribution financial review provides $47M of additional annual revenues

Base rates remain effective at least until November 2009

New Jersey regulatory climate providing a fair return to investors

Opportunity to earn a ROE of 10%

… our continued ability to provide safe, reliable service to customers and fair returns to shareholders.

Regulated electric transmission, electric and gas distribution system

FERC regulation for electric transmission; NJ BPU regulation for electric and gas distribution

PSE&G’s base investment plan …

Gas

Distribution

36%

Electric

Transmission

14%

Electric

Distribution

50%

Gas

Distribution

35%

Electric

Transmission

11%

Electric

Distribution

54%

2006 Actual

Rate Base = $6.0 B

2011 Base Plan

Rate Base = $7.5 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid foundation for future earnings growth.

PSE&G Rate Base

Three areas of additional potential growth for PSE&G …

T&D Expansion
Opportunities

PJM backbone transmission
and RTEP projects

Distribution system
reinforcements

PSEG EMP Strategies

Renewables/Emissions
  Strategies

Solar initiative

Greenhouse gas offset

Demand-Side Strategies

Advanced Metering
Infrastructure

Residential energy efficiency

Commercial and Industrial
energy efficiency

PSE&G facility and system
efficiency

Integrated Customer
System Platform (ICSP)

Leveraging State of the Art
Technology – SAP CCS

Improving capabilities to
implement strategic
functionality

Enabling GPS technology to
improve dispatching

Creating new opportunities
through web-based
empowerment

Moving to a platform with full
AMI capability

… have preliminary annual earnings impacts in the $40M-$150M range by 2015.

Potential Range of Capital Spending:

$150M - $1.5B

$150M - $175M

$500M - $1.5B

Aggregate $800M - $3.0B

PSE&G’s Solar Initiative Plan filed with BPU on  4/19/07…

PSE&G would invest $100M over 2008-2009 to help finance installation of 30MW of solar photovoltaic systems on homes, businesses and municipal buildings.

The solar initiative is designed to fulfill 50% of the renewable portfolio standard (RPS) requirements over a two year period.

Program will provide loans to developers to cover 40-50% of the cost of solar installation project. The remaining cost of the project will be funded by an equity partner (or host customer) who would also own the solar panels.

PSE&G will be repaid the principal plus interest over 15 year period in the form of credits called Solar Renewable Energy Certificates (SRECs)
or, in cash.  PSE&G will allocate SRECs to Load Serving Entities (LSE)
which will lower their renewable portfolio compliance cost standards over time.

PSE&G would earn a return for the full cost of capital plus an incentive for spurring the solar market.

… is the first step to meeting Energy Master Plan requirements.

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

PSE&G has identified major transmission paths …

New Freedom to Deans

An 80-mile line from Camden Co. (New
Freedom) north to Middlesex Co.
(Deans)

Will run parallel to existing transmission
where feasible

Branchburg to Roseland

A 30-mile line from Somerset Co.
(Branchburg) to Essex Co. (Roseland)

A reinforcement that would use the
same right of way as an existing circuit
that carries lower voltage

Susquehanna to Roseland

A 135-mile line from Luzerne Co., PA
(Susquehanna station) to Essex Co., NJ
(Roseland)

This project would include construction
of a new switching station on utility
owned property in Morris County

PSE&G endorsed construction of several new 500-kilovolt transmission lines

New Freedom

Deans

Branchburg

Roseland

Central NJ

Branchburg
to Roseland

Northern NJ

Susquehanna
to Roseland

Susquehanna Station (PA)

Southern NJ

New Freedom
to Deans

… to ease congestion and improve reliability.

Transmission expansion opportunities …

Represent potential investment of $1B for PSE&G

Must be approved by PJM as part of its Regional
Transmission Expansion Plan (RTEP)

Construction would take place over 5-8 years
beginning in 2008

Costs would be shared throughout PJM – including
PSE&G customers (7.5%)

… would more than double PSE&G investment in transmission.

EMP and additional T&D investments …

$0

$200

$400

$600

$800

$1,000

$1,200

2005

2006

2007

2008

2009

2010

2011

Representative Potential EMP

Potential Incremental T&D

Base CapEx

Potential PSE&G Capital Requirements
(2005 – 2011)

… provide upside growth potential to our base plan.

In the near-term, rate relief and normal weather …

$0

$100

$200

$300

$400

2005 Operating

Earnings

2006 Operating

Earnings

Gas Rate Relief

Electric

Financial

Review

Weather/Other

2007

Guidance

2008

Expectations

$262M*

$30M - $40M

$20M - $25M

$340M
to
$360M

$28M - $33M

… provide opportunity to earn allowed returns.

*Excludes $3M and $1M of Merger costs in 2005 and 2006, respectively

ROE Range: 10.5% - 11.5%

Consistent
with 2007

Modest
Sales
Growth

Offset by
O&M
Increases

$347M*

PSEG Power
Review and Outlook

Highest output ever from Nuclear

Highest output ever from Fossil

Balanced hedging strategy at ER&T

Strong, liquid markets

Sustainable BGS auction structure

Consent decree resolution

Rising energy prices

Favorable capacity market design

Diverse assets in constrained zones

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

Near term – Hope Creek Uprate, RPM auctions

Longer term –

Tightening reserve margins

CO  benefit to low carbon portfolio

2

Site expansion opportunities

Surrounding market opportunities

New nuclear investment potential

Manageable risk –

Enhanced operations

Balanced hedging strategy

Existing sites

Increasingly stable earnings base through
capacity market design

Positioned for growth in 2007 and beyond

Low-cost portfolio

Strong cash generator

Regional focus with demonstrated
BGS success

Assets favorably located

Many units east of PJM constraint

Southern NEPOOL/ Connecticut
constraint

Near customers/load centers

Integrated generation and portfolio
management optimizes asset-
based revenues

… which provides for risk mitigation and strong returns.

Power’s assets reflect a diverse blend of fuels and
technologies …

18%

47%

8%

26%

Fuel Diversity – 2006

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2006

55%

27%

16%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,617

Total MW: 13,600

... which experience higher prices during periods of high demand.

Power’s assets are located in attractive markets near load
centers …

Current plant locations,

site expansion capability

Bethlehem Energy Center

(Albany)

New Haven

Bergen

Kearny

Essex

Sewaren

Edison

Linden

Mercer

Burlington

National Park

Hudson

Conemaugh

Keystone

Bridgeport

Peach Bottom

Hope Creek

Salem

System Interface

Baseload units:

- Very low variable cost, low
    bid price into the energy
    market

- Always, or almost always
    called upon to provide
    power to serve load

Load following units:

- Primarily gas-fired,
    higher variable cost

- Intermittently called
    upon to provide power
    to serve load

Peaking units:

- Gas- and oil-fired, high variable cost,
    leading to high bid price into the
    energy market

- Called upon to provide power only
    during periods of peak demand to
    serve load

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington

Edison

Essex

Bergen 1

Sewaren

Hudson 1

Megawatts (MW)

Mercer1, 2

Bergen 2

… position the company well to serve full requirement load contracts.

Sewaren

Kearny

Linden / Essex

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

GT Peaking

Power’s assets along the dispatch curve …

BEC

Illustrative

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: 1,061MW*

Owned Capacity:  1,061MW

License Expiration: 2026

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

           Pressurized Water Reactor

Total Capacity: 2,304MW

Owned Capacity: 1,323MW

License Expiration: 2016 and
2020

Operated by Exelon

Ownership:  PSEG 50%,

       Exelon – 50%

Technology:

           Boiling Water Reactor

Total Capacity: 2,224MW

Owned Capacity: 1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom Units 2 and 3

Our five-unit nuclear fleet …

… is a critical element of Power’s success.

*Uprate of 125MW scheduled for fall 2007

82.3%

65.6%

92.0%

82.8%

92.6%

97.2%

50%

60%

70%

80%

90%

100%

Salem

Hope Creek

Capacity Factor

6.5%

20.2%

0.9%

7.6%

0.7%

0.4%

0%

6%

12%

18%

24%

Salem

Hope Creek

Forced Loss Rate

81.0

64.8

95.2

65.0

99.2

91.4

60

70

80

90

100

Salem

Hope Creek

INPO Index

80.2%

97.4%

84.7%

99.9%

99.8%

100.0%

50%

60%

70%

80%

90%

100%

Salem

Hope Creek

Summer Capacity Factor

… and corresponds directly with improved regulatory relations and financial outcomes.

Improvement in nuclear performance can be seen in
numerous measures of operations ...

2004

2005

2006

Complete Management Model
implementation

Maintain operational focus

Resume independent operation

Succession plan

Bill Levis appointed as President &
COO, PSEG Power; retains CNO
position

Tom Joyce appointed as Senior VP –
Operations for Salem – Hope Creek

… which will strengthen Power’s results going forward.

Continuing efforts are focused on sustaining the
improving trend …

Maintain stakeholder
confidence

Preserve nuclear options
for Power

Ongoing Initiatives

Expected Results

0

5,000

10,000

15,000

20,000

25,000

2002

2003

2004

2005

2006

Coal

Combined Cycle

Peaking & Other

Total Fossil Output (GWh)

A Diverse 10,000 MW Fleet

2,400 MW coal

3,200 MW combined cycle

4,400 MW peaking and other

Strong Performance

Continued growth in output

Improved fleet performance

Achieved resolution regarding
Hudson / Mercer

… contribute to a low-cost portfolio in which two-thirds of
fleet output is from coal facilities.

Strong Fossil operations …

$490

$600 - $750

2007 – 2010 Total

($ million)

2010

Mercer**

2010

Hudson
Unit 2

Completion
Date

Environmental Capital Requirements

Emissions Control Technology Projects

- NOx control – SCR

- SO2 control – Scrubber

- Hg and particulate matter control -
  Baghouse

Hudson Unit 2* (608 MW)

NOx control – SCR installation complete

SO2 control – Scrubbers

Hg and particulate matter control –
Baghouse

Mercer (648 MW) – Units 1&2

Our environmental strategy…

… will help preserve the availability of our fossil fleet.

*PSEG Fossil to notify USEPA and NJDEP by end of 2007 on decision to install emissions controls at Hudson Unit 2
**Capital investment $40M above 2006 10-K disclosure -- EPC Contract signed

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%

As markets tighten, increased
production is anticipated

$20

$30

$40

$50

$60

$70

2002

2003

2004

2005

2006

2007

Est

2008

Fwd

2009

Fwd

$0

$3

$6

$9

$12

$/mmbtu

$/MWh

… benefiting Power’s coal and nuclear fleet.

(1)

Central Appalachian coal

(2)

Forward prices as of May 18, 2007

Increases in fossil fuels have driven up energy prices …

Electricity

(left scale)

Coal(1)

(right
scale)

Natural Gas Henry Hub

(right scale)

(2)

(2)

(2)

$20

$30

$40

$50

$60

$70

$80

2002

2003

2004

2005

2006

2007 Est

2008

Fwd

2009

Fwd

PS Zone Basis

Historical spot basis

Forward basis

Large portion of sales are into forward market where forward basis has remained high.

Zonal prices in the eastern portions of PJM have
historically been higher than the Western Hub…

… allowing Power to realize higher prices due to its favorable location.

(1) Forward prices as of May 18, 2007

(1)

(1)

(1)

-

50

100

150

200

250

300

1999

2000

2001

2002

2003

2004

2005

2006

-

50

100

150

200

250

300

1999

2000

2001

2002

2003

2004

2005

2006

Source: Data per PJM’s State of the Market report March 2007

*Annualized payment required to make an investment

-

50

100

150

200

250

300

1999

2000

2001

2002

2003

2004

2005

2006

… which may serve to tighten reserve margins.

Despite the recent run up, prices have not
consistently supported new capacity construction …

Economic Dispatch Net Revenue

20-year Levelized Fixed Cost*

Combustion Turbine ($/KW-yr)

Combined Cycle ($/KW-yr)

Pulverized Coal ($/KW-yr)

Regional Generation Balance 2007 - 2011

(Percent above or below target Reserve Margin)

7%

5%

5%

4%

3%

5%

2%

-1%

-2%

-3%

-1%

-1%

-4%

-7%

0%

-10%

-5%

0%

5%

10%

PJM (RM Target = 115%)

NY ISO (116.5%)

NE ISO (114.5% implied)

2011

2010

2009

2008

2007

Data Source: PJM, NY ISO and NE ISO

Reserve margins in the key Power markets are expected
to continue to decline …

… which should sustain higher energy prices as heat rates expand.

More structured, forward-
looking, transparent pricing
model

Gives prospective
investors in new
generating facilities more
clarity on future value of
capacity

Sends locational pricing
signal to encourage
expansion of capacity
where needed

… in which longer-term price signals are provided.

PJM’s Reliability Pricing Model (RPM) reflects a change
in market design …

Capacity Prices

Frame of reference:

$45/KW-yr = $123/MW-day

@ 50% load factor ≈ $10/MWh

$0

$20

$40

$60

2001

2002

2003

2004

2005

2006

2007

$80

2008

2009

’07 – ’08 Auction
Settled @ $72/kw-yr

’08 – ’09 Market Trading

RPM Capacity Auction – April Results and Schedule

2007- 2008 Capacity Auction Results

($/ MW-day)

N/A

N/A

$40.80

Rest of
Pool

$48.38

$140.16

$188.54

Southwest
MAAC

$20.16

$177.51

$197.67

Eastern
MAAC

CTR
Value*

Load
Price

Unit
Price

PJM released results on April 13 from its

first capacity auction under the Reliability

Pricing Model (RPM) for the 2007-2008

delivery year.

Pricing in initial auction for Eastern MAAC

reflected “Cost of New Entry”: standard

simple cycle gas turbine adjusted for

location.

Future auction pricing could be influenced

by changes in demand and capacity

availability including transmission capability

between zones.

Market prices support our forecast year-

over-year improvement in capacity margin

of $125M - $175M in 2007 with further

improvement in 2008.

Auctions are scheduled throughout the

year to provide transition through the 2010-

2011 delivery year.

*CTR Value: Capacity Transfer Rights
Allocated to Load Serving Entities (LSE) in constrained zones to provide them with access to supply from outside the zone.

May 2008

2011 –  2012

January 2008

2010 – 2011

Annual base auction in May of each subsequent year

October 2007

2009 – 2010

July 2007

2008 – 2009

Auction Date

Planning Year

(6/1 to 5/31)

Auction Schedule

… as market fundamentals and regulatory policy impact market conditions.

Looking ahead, Power is well positioned to benefit from
generation value improvement …

Tightening reserve margins should:

Put upward pressure on capacity prices, and

Drive heat rate expansion if baseload additions are insufficient

The implementation of carbon rules is becoming more likely

Anticipated to put upward pressure on prices

Nuclear generation stands to benefit from carbon constraints

Goldman Sachs
ArcLight Energy
Reliant Resources
Edison International
NRG
Allegheny Energy
Mirant Corp
DPL Inc
CinergyCorp
Buckeye Power Inc
Pepco Holdings, Inc
AEP
AES Corp
Old Dominion Coop
Dominion
PPL Corp
Constellation
International Paper
Calpine Corp
FPL Group, Inc
PSEG
Cogen Technologies
Exelon Corporation
MidAmerican Energy
Allegheny El. Coop

In addition to supply and demand fundamentals, electricity markets will be affected by policies aimed at lowering CO2 emissions.

PSEG’s generation carbon intensity is lower than many competitors and benefits from a cap and trade program comparably applied to all competitors.

2004 CO2 Emission Rate Ranking

(25 Largest Generating Companies in PJM)

0

500

1,000

1,500

2,000

2,500

(lbs/MWh

all sources)

$8-$12/MWh gas

$20/MWh coal

$20/ton

$4-$6/MWh gas

$10/MWh coal

$10/ton

$0.40-$0.60/MWh gas

$1/MWh coal

$1/ton

Generator Impact

CO2 Cost

Potential Impact of CO2 on

Power Plant Costs

Note: Ranking data compiled by NRDC, CERES and PSEG Power

PSEG

-

1,000

2,000

3,000

4,000

5,000

6,000

2007

2008

2009

2010

Nuclear / Pumped Storage

Coal

CC

Steam / CT

Existing Load + Hedges + Future BGS

Existing Load + Hedges

Existing Hedges

2007

2008

2009

2010

… while preserving market growth opportunities.

Power’s hedging strategy aims to balance stable
earnings …

0 – 20%

35 – 50%

90 – 100%

~100%

Percent of Power’s coal and nuclear energy output
hedged (total portfolio)*

2010

2009

2008

2007

PJM  RTC (GWh)

*As of 1Q07

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Year

Coal

Uranium

Contracted sales

… is aligned with its low-cost generating output and our hedging strategies.

Power has contracted for 100% of its nuclear uranium fuel through 2011 and approximately 70% of its coal needs through 2009.

Coal and Nuclear Fuel

Power’s hedging of coal and nuclear fuel …

Gas supply secured
based on sales of output

Coal and Nuclear Output

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Year

Nuclear and Coal output

Contracted sales

2003 Auction

2004 Auction

2005 Auction

2006 Auction

2007 Auction

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55

$55

$66

$44 - $46

~ $21

~ $18

~ $21

$102

$67 - $70

~ $32

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

$99

~ $41

$58-$60

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction.

Power’s fleet diversity and location ...

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007 Est

2008 Est

2009 Est

… are expected to drive significant increases in Power’s gross margin.

Operational improvements and recontracting in
current markets …

Realized Gross Margin ($/MWh)

Energy

Capacity

(Energy prices based on recent forward markets;

Illustrative capacity prices based on recent market for 2007/2008 in all years)

Gas Asset Optimization

Large wholesale provider to PSE&G and others

Storage capacity of 80 Bcf (in the Gulf and market regions)

Firm transportation of 1.1 Bcf/Day (on ten pipelines)

Off-system sales margins shared with residential customers

Commercial & Industrial customers (C&I) sales priced monthly at market

Storage spreads capture Summer/Winter price differential on C&I sales

Weather and price volatility drive results

Colder than normal weather increases unitized fixed cost recovery

Ancillary Services

… to round out a robust portfolio.

In addition to energy and capacity, Power has other
attractive sources of revenues …

… drive the increase in PSEG’s 2007 earnings guidance.

*Excludes Merger costs of $12M in 2005, Cumulative Effect of a Change in Accounting Principle of $16M in 2005 and
Loss from Discontinued Operations of $226M and $239M in 2005 and 2006, respectively

2005 Operating

Earnings

2006 Operating

Earnings

Energy

Capacity

Other

2007 Guidance

$515M*

$446M*

$825M to
$905M

$15M - $25M

$220M - $260M

$75M - $105M

Improvements in operations and markets across the portfolio …

2007 Guidance

Energy

Capacity

Other

2008

Expectations

2009

Expectations

… drive PSEG’s earnings expectations for 2008 and beyond.

Drivers of 2009 Earnings

Recontracting

Operational excellence

Free cash flow

Growth opportunities

Further improvements at Power…

$825M to
$905M

PSEG Energy Holdings
Review and Outlook

Reducing risk in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive
Market
Fundamentals

Growth
    Opportunities…
with
Manageable
Risk

Global

Resources

International Distribution

Domestic Generation

Improving valuations
and debt capacity could
present opportunity to
redeploy capital

Opportunities for:

expansion, hedging
and debt capacity

Residual
value
upside

Stable F/X rates and
sovereign spreads

Tightening reserve
margins, gas-driven
market

Tax issues
monitored
closely

Reasonable rate case
outcomes

ERCOT – liquid and
transparent

Credit
ratings

Focus on safety,
reliability and line
losses

Forced outage
rates;
heat rates

Holdings’ Portfolio has …

Two businesses focused on maximizing value of existing investments

Represents 10% of PSEG’s total earnings

70% of earnings from Global (50% US Generation, 50% Chile & Peru Distribution)

30% from Resources

… a diverse asset base with improved stability.

PSEG

Resources

Chile & Peru
Distribution

Texas Merchant
Generation

(2,000 MW)

International
Generation

Other fully
        contracted
US Generation

Two 1,000MW CCGT 7FA plants with record
2006 results in an attractive market

395MW owned primarily in California and
Hawaii fully contracted with utilities / state
agencies

1.9M customers served
by 3 company groups

Very modest
contributor in a sector
with decreased
investment

2006 Earnings Contribution

86% of the Resources
portfolio is in energy-related
leveraged leases

2007 Earnings Contribution

2006 benefited from open position

Open position sensitivity to market (Calendar 2008):

Natural Gas: +/- $1/MMBtu = +/- $13 M

Heat Rate: +/- 500 Btu/KWh = +/- $25 M

Potential growth opportunities:

Potential opportunity for reasonable return at appropriate valuations

Current debt levels offer additional leverage capacity

The Texas market has shown significant improvement …

$100

~19

15%

6.90

2007

$130

19.42

16%

10.82

2006

$93

16.50

17%

6.34

2005

$48

11.97

25%

5.42

2004

EBITDA

($M)

Spark
Spread

Reserve
Margin

NYMEX

Gas Prices and reserve margins have driven spark spreads higher, generating strong results:

… and with strong demand growth and uncertain future capacity additions, reserve margins may be pressured, presenting
opportunities.

NYMEX = Forward curve at year-end

Reserve margin c/o ERCOT (both
actuals and June 06 report for
projections)

Spark Spread and EBITDA = actual
amount achieved and projected
(including ancillary revenues, but
excluding MTM gains)

$41

$168

$104

$108

$57

$20

$(40)

$(35)

$(25)

Improved risk profile by reducing capital invested in
non-strategic assets …

… while increasing returns and sharpening focus on G&A.

2004

2006

$2.6B

$2.0B

Chile &
Peru

US

Other

$900M

$400M

$1.3B

$150M

$500M

$1.4B

42%

16%

42%

15%

60%

25%

$296M**

48%

45%

2004

2006

2007

Projected

$202M**

$210M-$230M**

Composition of Global’s Pre-tax
Contribution by Region*

G&A

Chile &
Peru

US

Other

29%

51%

20%

8%

35%

57%

7%

Global’s Invested Capital

$500M

~$1 B

12/31/07
Projected

$1.6B

69%

31%

*Includes both consolidated and unconsolidated investments after project debt, before allocation of parent debt
**Excludes interest, taxes, G&A and other corporate items to arrive at Global’s Operating Earnings

Holdings has generated substantial operating cash
flow and monetized non-strategic assets …

… which has supported debt reduction and return of capital to
PSEG over the past three years.

36%

4.5x

$520

$609

$740

$159

2006

$1,423

$920

$1,617

$835

Total

$273

$403

Operating Cash
Flows

$435

$442

Asset Sale
Proceeds

41%

47%

Recourse
Debt / Capital

2.5x

3.4x

FFO/Interest

$412

$491

Dividends / Return
on Capital

-

$311

Net Recourse Debt
Reduction

2005

2004

Net after-tax gain of over
$50M on major asset sales

Improved returns on
recourse capital from 6% to
over 10% (using Operating
Earnings) from 2004 – 2006

Improved credit metrics

Improved risk profile of remaining portfolio - Global’s portfolio now comprised of:

$500M US generation companies in TX, CA and HI

$1.4B in distribution and generation companies in Chile & Peru

$150M in other international generation

PSEG Energy Holdings – 2007 Drivers

$0

$100

$200

$300

2005

Operating

Earnings

2006

Operating

Earnings

Texas

  FIN 48 /

FSP 13-2

Taxes

Asset Sales

2007

Guidance

2008

Expectations

$227M*

$25M - $35M

$10M - $20M

$5M - $10M

$35M - $45M

*Excludes Loss on Sale of RGE of $178M in 2006 and Income from Discontinued Operations of $18M and $226M in 2005 and 2006, respectively

Underlying project results are stable, but Operating Earnings are lower driven by absence of MTM gain on Texas contract and adoption of new accounting rule.

Consistent with
2007

Modest
increase due to
organic growth
at Distribution
Companies

$130M to
$145M

$196M*

PSEG
Financial Review and Outlook

196

227

347

262

446

515

130-145

340-360

825-905

(71)

(66)

(50)-(40)

2005

2006

2007

2008

$5.60 - $6.10

Strong earnings growth in 2007 resulting in …

$3.77*

$3.71**

$4.90 - $5.30

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

37%***

15%***

≈ 0

*Excludes ($.14) Merger Costs, ($.07) Cumulative Effect of an Accounting Change and ($.85) Discontinued Operations
**Excludes ($.03) Merger Costs, ($.70) Loss on Sale of RGE and ($.05) Discontinued Operations

***Percentage change in growth based on mid-point of guidance

… a 37% increase over 2006 and an additional 15% in 2008.

Holdings

$0.0

$0.5

$1.0

$1.5

$2.0

$2.5

2005

2006

2007

2008

2005

2006

2007

2008

Strong earnings generate Cash from Operations…

…exceeding our capital requirements.

Holdings

PSE&G

Power

$1.0B

$1.3B

$1.3B

Capital Expenditures (2)

Cash from Operations (1)

$1.8B

$1.9B

$2.4B

Power

PSE&G

(1)  Non-GAAP view: excludes revenues collected for securitization principal payment & taxes associated with asset sales.

(2)  Excludes nuclear fuel & includes cost of removal

$1.0B

$0.7B

($3.0)

($2.0)

($1.0)

$0.0

$1.0

$2.0

$3.0

2005

2006

2007

2008

Represents a Non-GAAP view excluding revenues

collected for securitization principal repayments

Excess
Cash
Available

Asset Sales/

Return of Capital

Excess
Cash
Ops

Cash from
Ops

Net Dividends

Investment

incl. Nuclear
Fuel

…beginning in mid-2008, expect annual excess cash of
approximately $500M to be available for new investments and/or repurchasing shares.

We are currently using excess cash to reduce debt
and...

BGS
Securitization

Offshore
Cash
Repatriation

Dividend per Share
$2.20
$2.24
$2.28
$2.34
Dividend Payout Ratio

$2.20

$2.24

$2.28

$2.34

$2.00

$2.10

$2.20

$2.30

$2.40

$2.50

$2.60

2004

2005

2006

2007

2008

35

40

45

50

55

60

65

70

Improved earnings causes our dividend payout ratio to
quickly decline below 50% ...

… providing us the flexibility to raise our dividend at a rate higher than prior increases.

Payout
Ratio

?

*

*Indicated annual dividend rate

… enabling excess cash to be available for share repurchases and/or new investments beginning in mid-2008.

During 2007/2008, PSEG expects to achieve key target
credit measures …

2006

Target

Achieved

PSEG Consolidated

Total Debt / Total Capitalization

52%

≈

50%

2007

PSEG excl. EH

FFO/Total Debt

18%

Mid-20’s

2008

POWER

FFO/Total Debt

25%

Mid-30's

2007

PSE&G

Debt/Total Capitalization

50%

≈

50%

Ö

HOLDINGS

FFO Coverage

4.5

3.0x - 4.0x

Ö

Growth opportunities …

… Near-Term, Long-Term, with Manageable Risk.

Sustainable and Growing Dividend Increases

Operational Excellence Builds Financial Strength

Power

PSE&G

Holdings

Manageable Risk

Hedging strategy adds stability and capacity auctions increases visibility of earnings

Solid regulatory relations and appropriate regulatory incentives for EMP investments

Reshaped portfolio and continuing to evaluate capital invested internationally

PSEG

Growing markets (PJM / NY / NEPOOL)

PSE&G

Holdings

Strong Earnings from Existing Assets and Base Capital Plan

Customer growth and network investment -->

Improving returns on existing investments and Texas assets benefit from low cost -->

Power

Attractive energy markets and recontracting

Generation value improvement (upward pressure on

capacity prices / heat rate expansion / carbon)

Guidance reflects strong growth

Implementing capacity market mechanisms

Annual Excess Cash    $500M

PSE&G

Holdings

Share Repurchases and New Investments

Power

Expansion capability at existing sites

Preliminary consideration of nuclear expansion

EMP Initiatives (new CIS, advanced metering, renewables)

Opportunity to leverage Texas position for new acquisition / build

Summary

Positioned for growth in 2007 and beyond

Strong
Operations

Constructive
Regulatory and
Business
Environment

Positive Market
Fundamentals

Growth
Opportunities…
with Manageable
Risk

PSE&G named America’s most reliable
electric utility for second consecutive year

Generating fleet operating at record levels

NJ BPU approved rate changes providing
opportunity to earn authorized return

Natural gas setting price for generation

Capacity values recognized in tight markets

Potential for development at existing sites

Value for international assets improving

Free cash flow of $1.5B – $2.0B over
2007 – 2011 powers growth of incumbent
utility and generation businesses

Building the foundation for long-term growth

Solid earnings and operating performance

Attractive markets

Pricing signals remain strong

Assets well positioned

Meeting market challenges

Supporting carbon cap-and-trade

Solar initiative

Financial condition strengthening

Earnings growth on track

An Intersection of Energy -- the Environment -- PSEG

Public Service Enterprise Group

APPENDIX

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

A significant portion of Power’s low-cost coal and nuclear
output has been sold at increasingly attractive rates …

… with remaining output available to capture future market opportunities.

2007

$63-65/MWh

2008

$65-67/MWh

2009

$72-75/MWh

Power’s Generation Output

Other output

Contracted coal & nuclear output

Open coal & nuclear output

Contracted Prices

Estimated impact of $10/MWh
PJM West RTC price change*

$0.01 - $0.10

$0.45 - $0.80

*Assuming normal market dynamics

Includes roll off of 4 year,
500MW RTC contract ($100M+)
and other recontracting

0%

20%

40%

60%

80%

100%

2007

2008

2009

2010

Power will realize increasing margin improvement …

… through the repricing of capacity at market prices.

2007

$20-24/KW-yr

2008

$30-34/KW-yr

2009

$39-43/KW-yr

Total Capacity

Contracted Capacity

Open Capacity

Contracted Prices

Estimated impact of $10/KW-yr
capacity price change

$0.05 - $0.10

$0.10 - $0.20

Energy Holdings’ Adjusted EBITDA

Adjusted EBITDA

2006

Global

465

$

Resources

147

Other

13

   Total Energy Holdings

625

$

Debt Information

Holdings' Senior Notes

1,149

$

Global Project Debt

1,034

Resources Project Debt

40

EGDC Project Debt

19

   Holdings Total Debt

2,242

$

2006 Global EBITDA Detail

Adj EBITDA**

Project Debt

PSEG Share

PSEG Share

Texas *

174

$

375

$

SAESA

73

178

Electroandes

36

105

Prisma

14

3

Chilquinta

47

162

Luz del Sur

51

77

GWF - QF

33

0

GWF - Energy

19

72

Kalaeloa

28

62

Other, including G&A

(10)

-

  Total Global

465

$

1,034

$

* Texas EBITDA includes mark to market gains of $44 million.

**EBITDA is adjusted for Global’s share of depreciation, interest and other items so as to include those investments accounted for under the equity method.